                            SECOND AMENDMENT TO UNSECURED
                              REVOLVING CREDIT AGREEMENT
                              --------------------------

    This Second Amendment to Unsecured Revolving Credit Agreement (the "Amendment") is made as of the 6th day of March, 1997, by and among CENTERPOINT PROPERTIES CORPORATION, a Maryland corporation (the "BORROWER"), the several banks, financial institutions and other entities from time to time parties to the Credit Agreement described below (collectively, the "LENDERS"), LEHMAN BROTHERS HOLDINGS INC. D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC. ("Lehman") not individually but as Documentation Agent and THE FIRST NATIONAL BANK OF CHICAGO, not individually, but as "ADMINISTRATIVE AGENT".

                                       RECITALS
                                       --------
    A. The Lenders, The First National Bank of Boston, the Administrative Agent, and Lehman as Documentation Agent are parties to an Unsecured Revolving Credit Agreement dated as of October 23, 1996, as previously amended by First Amendment to Unsecured Revolving Credit Agreement dated as of November 26, 1996 (the "Credit Agreement'). All capitalized terms used in this agreement and not otherwise defined herein shall have the meanings described as such terms in the Credit Agreement.

    B. As of the date hereof, The First National Bank of Boston has assigned all of its rights and obligations under the Credit Agreement to The First National Bank of Chicago and Dresdner Bank AG, New York and Grand Cayman Branches, which collectively assumed all of such rights and obligations. Accordingly, The First National Bank of Boston is no longer a Lender.

    C. The parties desire to amend the Credit Agreement to change the interest rate applicable under the Facility.

    NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                      AGREEMENTS
                                      ----------
    1. The foregoing Recitals to this amendment hereby are incorporated into and made a part of this Amendment.

    2. Section 2.4 of the Credit Agreement is amended as of the date hereof by deleting the table containing the Applicable Margins corresponding to various debt ratings and inserting in lieu thereof the following table:

                                          LIBOR         CBR
                        MOODY'S        APPLICABLE    APPLICABLE   PRICING
    S&P RATING          RATING          MARGIN        MARGIN     CATEGORY
    ----------          ------          ------        ------     --------

        A- or            A3 or            0.95%          0            0
      higher            higher

       BBB+               Baa1            1.05%          0            1

       BBB                Baa2            1.15%        0.15%          2

       BBB-               Baa3            1.30%        0.30%          3

  Less than BBB-    Less than Baa3        1.60%        0.60%          4


Accordingly, the Applicable Margins shall be as set forth in the foregoing table from and after the date hereof (including with respect to any LIBOR Loans outstanding on the date hereof).

    3. The Borrower hereby represents and warrants that no Default exists under the terms of the Credit Agreement.

    4. All of the obligations of the parties to the Credit Agreement, as amended hereby, are hereby ratified and confirmed. All references to the Credit Agreement shall henceforth be deemed to refer to the Credit Agreement as amended by this Amendment. Except as amended hereby, all of the terms and conditions of the Credit Agreement shall remain unchanged.

    5. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing such counterpart.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written

                                  CENTERPOINT PROPERTIES
                                  CORPORATION, a Maryland corporation

                                  By:
                                     --------------------------------
                                  Print Name:
                                             ------------------------
                                  Title:
                                        -----------------------------
                                  401 N. Michigan Avenue, Suite 3000
                                  Chicago, IL 60611

                                  Attention:     Paul S. Fisher
                                  Telephone:     (312) 346-5600
                                  Facsimile:     (312) 456-7696


                                  THE FIRST NATIONAL BANK OF
                                  CHICAGO, Individually and as
                                  Administrative Agent

                                  By:
                                     --------------------------------
                                  Print Name:
                                             ------------------------
                                  Title:
                                        -----------------------------
                                  One First National Plaza
                                  Chicago, IL 60670

                                  Attention:     Kevin L. Gillen
                                                 Suite 0151, 14th Floor
                                  Telephone:     (312) 732-1486
                                  Facsimile:     (312) 732-1117

                                  LEHMAN BROTHERS HOLDINGS INC., d/b/a Lehman
                                  Capital, a Division of Lehman Brothers
                                  Holdings Inc., Individually and as
                                  Documentation Agent

                                  By:
                                     --------------------------------
                                  Print Name:
                                             ------------------------
                                  Title:
                                        -----------------------------

                                  3 World Financial Center
                                  New York, New York  10285-1200

                                  Attention:     Allyson V. Bailey, Floor 12
                                  Telephone:     (212)  526-5849
                                  Facsimile:     (212)  526-5484


                                  NATIONSBANK, N.A.  (SOUTH)

                                  By:
                                     --------------------------------
                                  Print Name: Donna Friedel
                                             ------------------------
                                  Title:      Senior Vice President
                                        ------------------------------

                                  Notice Address:

                                  Nationsbank Plaza
                                  600 Peachtree, 6th Floor
                                  Atlanta, Georgia  30308
                                  Attention:  Donna Friedel
                                  Telephone:  (404) 607-4107
                                  Facsimile:  (404)  607-4145

                                  LASALLE NATIONAL BANK

                                  By:
                                     --------------------------------
                                  Print Name:
                                             ------------------------
                                  Title:
                                        -----------------------------
                                  Notice Address:

                                  LaSalle National Bank
                                  135 South LaSalle Street, Suite 1225
                                  Chicago, Illinois  60603
                                  Attention:     John Hein
                                  Telephone:     (312)  781-8620
                                  Facsimile:     (312)  904-6467


                                  DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                  BRANCHES

                                  By:
                                     ---------------------------------
                                  Print Name:
                                             -------------------------
                                  Title:
                                        ------------------------------
                                  Notice Address:

                                  Dresdner Bank
                                  -------------------------
                                  -------------------------
                                  Attention:
                                            ---------------
                                  Telephone: (   )
                                            ---------------
                                  Facsimile: (   )
                                            ---------------